POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity listed below and not individually, constitutes and appoints MATTHIAS L. EDERER and HENRY H. WANG (acting alone and without the other) to act as attorney-in-fact and agent with full power of substitution and resubstitution of him or her in his or her name, place, and stead, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and execute all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Yieldstreet Alternative Income Fund, Inc. into Opportunistic Credit Interval Fund, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2026.

/s/ Edward Goldthorpe
Edward Goldthorpe Chief Executive Officer (Principal Executive Officer), President and Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity listed below and not individually, constitutes and appoints EDWARD J. GOLDTHORPE, MATTHIAS L. EDERER and HENRY H. WANG (acting alone and without the other) to act as attorney-in-fact and agent with full power of substitution and resubstitution of him or her in his or her name, place, and stead, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and execute all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Yieldstreet Alternative Income Fund, Inc. into Opportunistic Credit Interval Fund, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2026.

/s/ Alexander Duka
Alexander Duka Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity listed below and not individually, constitutes and appoints EDWARD J. GOLDTHORPE, MATTHIAS L. EDERER and HENRY H. WANG (acting alone and without the other) to act as attorney-in-fact and agent with full power of substitution and resubstitution of him or her in his or her name, place, and stead, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and execute all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Yieldstreet Alternative Income Fund, Inc. into Opportunistic Credit Interval Fund, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2026.

/s/ George Grunebaum
George Grunebaum Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity listed below and not individually, constitutes and appoints EDWARD J. GOLDTHORPE, MATTHIAS L. EDERER and HENRY H. WANG (acting alone and without the other) to act as attorney-in-fact and agent with full power of substitution and resubstitution of him or her in his or her name, place, and stead, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and execute all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Yieldstreet Alternative Income Fund, Inc. into Opportunistic Credit Interval Fund, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2026.

/s/ Robert Warshauer
Robert Warshauer Trustee

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, in his or her capacity listed below and not individually, constitutes and appoints EDWARD J. GOLDTHORPE, MATTHIAS L. EDERER and HENRY H. WANG (acting alone and without the other) to act as attorney-in-fact and agent with full power of substitution and resubstitution of him or her in his or her name, place, and stead, to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact and agents, or any of them, may deem necessary or advisable or which may be required to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and execute all registration statements on Form N-14, and any amendment or supplement thereto, applicable to the reorganization of Yieldstreet Alternative Income Fund, Inc. into Opportunistic Credit Interval Fund, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or their substitutes, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of April, 2026.

/s/ Brandon Satoren
Brandon Satoren Chief Financial Officer (Principal Financial Officer)